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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 17, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                 001-11077                22-2722773
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  (State or Other Jurisdiction    (Commission              (IRS Employer
     of Formation)                File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On September 17, 2003, DVI, Inc. ("DVI") announced that the U.S. Bankruptcy Court for the District of Delaware approved the extension of the bid process, which was set to close on September 18, 2003, to October 3, 2003. The Court also approved the extension of the auction to October 8, 2003 and the extension of the sale hearing to October 15, 2003.

DVI also announced that it filed a motion for approval of an additional debtor-in-possession (DIP) facility of up to $148 million to be provided by Goldman Sachs Credit Partners L.P. and Abelco Finance LLC.

Copies of all pleadings and documents filed from time to time in proceedings before the Bankruptcy Court will be available at the Bankruptcy Court's internet website: www.deb.uscourts.gov. The Company is not incorporating such documents or pleadings by reference into any of its Securities and Exchange Act filings, and none of such documents and pleadings are to be considered "filed" by the Company with the SEC.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1  -  Press Release dated September 17, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DVI, INC.

                                                     By:  /s/ Anthony J. Turek
                                                          --------------------
Dated: September 18, 2003